Exhibit 10.3

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

SECTION 1. Purpose; Definitions. The purposes of the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”) are to: (a) enable Sprinklr, Inc., a Delaware corporation (the “Company”), and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, unless otherwise provided by the Board with respect to a particular Award, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with such Person.

(b) “Award” means any Option, Restricted Stock or other Share-based award granted pursuant to the Plan.

(c) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(d) “Board” means the Board of Directors of the Company, as constituted from time to time; provided, however, that if the Board appoints a Committee to perform some or all of the Board’s administrative functions hereunder pursuant to Section 2, references in the Plan to the “Board” will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.

(e) “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f) “Change in Control” means, with respect to any entity: (i) the sale, transfer, assignment or other disposition (including by merger or consolidation, but excluding any sales by stockholders made as part of an underwritten public offering of the common stock of the entity) by stockholders of the entity, in one transaction or a series of related transactions, of more than 50% of the voting power represented by the then outstanding capital stock of the entity to one or more Persons, or (ii) the sale of all or substantially all of the assets of the entity (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization). Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur upon completion of a Venture Capital Financing. For purposes hereof, the term “Venture Capital Financing” means the sale and issuance by the Company, to one or more investors, of the Company’s Common Stock, securities convertible into Common Stock or other equity securities of the Company, for financing purposes in a transaction exempt from the registration requirements of the Securities Act.

(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h) “Committee” means a committee appointed by the Board in accordance with Section 2 of the Plan.

(i) “Competitive Activity” means, with respect to any Participant, any activity reasonably determined by the Board to be competitive with the business of the Company or its Affiliates. If a Participant is a party to an employment agreement, consulting agreement or other similar agreement with the Company or its Affiliates that contains covenants relating to confidential information, restrictions on competition and/or solicitation or other similar restrictions on conduct, “Competitive Activity” with respect to such Participant shall be limited to the breach of such covenants by such Participant.

(j) “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).

(k) “Director” means a member of the Board.

(l) “Disability” means a condition rendering a Participant Disabled.

(m) “Disabled” with respect to a particular Participant will have the same meaning as set forth in any long-term disability policy or program sponsored by the Company or any Affiliate covering such Participant, as in effect as of the date of such determination, or if no such policy or program shall be in effect, “Disabled” will have the meaning as set forth in Section 22(e)(3) of the Code.

-2

(n) “Eligible Person” means any employee, Director, consultant and other individual who provides services to the Company or any of its Affiliates.

(o) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means (i) prior to an IPO, the fair market value per share of Common Stock, as determined in good faith by the Board acting in its discretion using the reasonable application of a reasonable valuation method based on the facts and circumstances existing on the valuation date, which determination will be conclusive; (ii) at the time of an IPO, the price per share of Common Stock offered to the public in such IPO; and (iii) after an IPO, the closing price reported as having occurred on the primary exchange with which the Common Stock is listed and traded on the applicable date or, if there is no such closing price reported on that date, then on the last preceding date on which such a closing price was reported; provided, however, if, after an IPO, the Common Stock is not listed on a national securities exchange, the Fair Market Value shall mean the amount determined in good faith by the Board to be the fair market value per share of Common Stock, on a fully diluted basis. The determination of Fair Market Value shall be made in a manner consistent with Section 409A of the Code.

(q) “Incentive Stock Option” means any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(r) “IPO” means an initial public offering of the Common Stock registered under the Securities Act pursuant to an effective registration statement.

(s) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(t) “Option” means any option to purchase Shares (including Restricted Stock, if the Board so determines) granted pursuant to Section 5 hereof.

(u) “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “Participant” means an Eligible Person to whom an Award is granted (or, if applicable any other Person who is the holder of an Award).

(w) “Permitted Transfer” means any transfer by a Participant of all or any portion of his or her Shares (i) to or for the benefit of any spouse, child or grandchild of the Participant, or (ii) to a trust or partnership for the benefit of any of the foregoing, including transfers by will or the laws of descent and distribution.

(x) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(y) “Repurchase Price” means (i) except as provided in subsection (ii) below, an amount equal to the Fair Market Value of the Shares on the date of repurchase; or (ii) on or following the termination of a Participant’s employment or other service by the Company or its Affiliates for Cause, an amount equal to the lesser of (1) the original purchase price paid for the Shares, and (2) the Fair Market Value of the Shares on the date of repurchase.

-3

(z) “Repurchase Right Exercise Period” means the period commencing on the date of the Participant’s termination of employment or other service with the Company or its Affiliates for any reason and ending on the earlier to occur of (i) the date of consummation of an IPO, or (ii) the twelve (12) month anniversary of the date of such termination or, if later, the twelve (12) month anniversary of the date the applicable Shares were acquired upon exercise of an Option or other Award requiring exercise.

(aa) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 6 hereof.

(bb) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(cc) “Shares” means shares of the Company’s Common Stock, par value $0.0001, subject to substitution or adjustment as provided in Section 3(c) hereof.

(dd) “Subsidiary” means, in respect of the Company, a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee) “Transfer” means any sale, assignment, pledge, hypothecation, or other disposition or encumbrance.

SECTION 2. Administration.

(a) Appointment. The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board’s administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe.

(b) Composition. Subject to the requirements of the Company’s Bylaws and Certificate of Incorporation and any agreement that governs the appointment of Board committees, any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

(c) Procedures. Directors who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the grant of Awards, except that no such member will act upon the grant of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the grant of Awards to himself or herself.

-4

(d) Authority. The Board will have full authority to grant Awards under the Plan. In particular, subject to the terms of the Plan, the Board will have the authority to:

(i) select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

(ii) determine the type of Award to be granted to any person hereunder;

(iii) determine the number and type of Shares, if any, to be covered by each Award;

(iv) establish the terms and conditions of each Award Agreement;

(v) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and (vi) determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant.

(e) Guidelines; Interpretive Powers. The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

(f) Decisions Final. All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company, its Affiliates and Participants.

(g) No Liability; Indemnification. No Director or member of the Committee, nor any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 5,552,194, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.

-5

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option will again become available for grant under the Plan. Similarly, if and to the extent any Restricted Stock or other Share-based award is canceled, forfeited or repurchased for any reason, or if any Share is withheld pursuant to Section 13(d) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. Finally, if any Share is received in satisfaction of the exercise price payable upon exercise of an Option, that Share will become available for grant under the Plan.

(c) Adjustments. The number and type of Shares of Common Stock covered by each outstanding Option and/or other Share-based award, and the number and type of Shares of Restricted Stock outstanding, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Option and/or other Share-based award requiring exercise, shall be equitably adjusted or substituted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring (including any Corporate Event, as defined below), or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Shares of Common Stock subject to an Award hereunder.

(d) Corporate Events. Notwithstanding anything to the contrary set forth in the Plan, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash; (iii) a Change in Control of the Company; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), in lieu of providing the adjustment or substitution set forth in subsection (c) above, the Board may, in its discretion and without the need for the consent of any Participant, (1) cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that (i) holders of (x) Options and other Awards subject to exercise shall only be entitled to consideration in respect of cancellation of such Awards if and to the extent such option is then vested and if and to the extent that the per Share consideration less the applicable exercise price is greater than zero, and (y) “performance vested”

-6

Awards shall only be entitled to consideration in respect of cancellation of such Awards to the extent that applicable performance criteria are achieved prior to or as a result of such Corporate Event, and shall not otherwise be entitled to payment in consideration of cancelled unvested Awards; (ii) unvested Options and other Awards shall be cancelled without the payment of any consideration; and (iii) the time or schedule of any payment of any Award that is subject to Section 409A of the Code may only be accelerated pursuant to this Section 3(d) to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix), and/or (2) cancel any or all unvested Awards as of the consummation of such Corporate Event without the payment of any consideration to the holders of Awards so cancelled (except in the case of Restricted Stock for which the original purchase price exceeded zero, in which case the original purchase price paid for such Restricted Stock shall be repaid to the holders). Payments to holders pursuant to the preceding sentence shall be made in cash or, in the sole discretion of the Board, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price).

SECTION 4. Eligibility. Eligible Persons are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Any Option granted under the Plan will be in such form as the Board may at the time of such grant approve. The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share purchasable under an Option will be not less than 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Board, but no Option will be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five (5) years. No Option may be exercised by any person after expiration of the term of the Option.

(c) Exercisability. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

-7

(d) Method of Exercise. Subject to the exercisability provisions of Section 5(c), the termination provisions set forth in Section 5(h) and the applicable Award Agreement, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by the delivery of written notice of exercise by the Participant to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised. No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 13(a).

(e) Repurchase of Unvested Shares. The Board may grant Options which are exercisable for unvested shares of Common Stock. Except as otherwise set forth in an Award Agreement, if a Participant’s employment or other service with the Company or any of its Affiliates terminates while the Participant holds unvested shares acquired pursuant to the exercise of an Option, the Company shall a right to repurchase from the Participant, and the Participant shall have the obligation to sell to the Company, the unvested shares of Common Stock at a purchase price equal to the original purchase price paid for the unvested shares.

(f) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Parent or Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(g) Non-Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option: (i) no Option will be transferable by the Participant other than by will or by the laws of descent and distribution; and (ii) all Options will be exercisable during the Participant’s lifetime only by the Participant or, in the event of his or her Disability, by his or her personal representative. Notwithstanding the foregoing, a Non-Qualified Stock Option may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s family or to a trust established exclusively for the Participant and/or one or more such family members or to Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Qualified Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

-8

(h) Termination of Service. Unless otherwise specified with respect to a particular Award, Options granted hereunder will remain exercisable after termination of employment or other service only to the extent specified in this Section 5(h).

(i) If a Participant’s service with the Company or any of its Affiliates terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (1) at such time as may be specified by the Board at or after the time of grant (which, in the event that the Participant resides in the State of California, shall be no less than 6 months from the date of termination), (2) if not specified by the Board, then twelve (12) months from the date of death, or (3) if sooner than the applicable period specified under (1) or (2) above, then upon the expiration of the stated term of such Option.

(ii) If a Participant’s service with the Company or any of its Affiliates terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it is exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (1) at such time as may be specified by the Board at or after the time of grant (which, in the event that the Participant resides in the State of California, shall be no less than 6 months from the date of termination), (2) if not specified by the Board, then twelve (12) months from the date of termination of service, or (3) if sooner than the applicable period specified under (1) or (2) above, then upon the expiration of the stated term of such Option.

(iii) If a Participant’s service with the Company or any Affiliate is terminated for Cause: (1) any Option not already exercised will be immediately and automatically forfeited as of the date of such termination, and (2) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(iv) If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it is exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (1) at such time as may be specified by the Board at or after the time of grant (which, in the event that the Participant resides in the State of California, shall be no less than 6 months from the date of termination), (2) if not specified by the Board, then ninety (90) days from the date of termination of service, or (3) if sooner than the applicable period specified under (1) or (2) above, then upon the expiration of the stated term of such Option.

(v) Book Entry; Certificates. Shares of Common Stock acquired upon exercise of an Option, may be evidenced in such manner as the Board shall determine in accordance with applicable law. Unless otherwise determined by the Board, share of Common Stock upon exercise of an Option shall be held in book entry form rather than represented by certificates registered in the name of a Participant. If certificates representing such share of Common Stock are registered in the name of a Participant, the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such share of Common Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the shares of Common Stock.

-9

SECTION 6. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards.

(b) Awards Agreements and Purchase Price. The Award Agreement evidencing the grant of any Restricted Stock will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Stock may, but need not, be zero.

(c) Restrictions and Conditions. The Restricted Stock awarded pursuant to this Section 6 will be subject to the following restrictions and conditions:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Board (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Stock upon the continued employment or other service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion. Notwithstanding anything contained herein to the contrary, the Board shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(ii) Except as provided in this subsection (ii) or Section 6(c)(i), a Participant will have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3 of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Except as may otherwise be provided by the Board in the Award Agreement, if a Participant’s employment or other service with the Company and its Affiliates terminates prior to the expiration of the Restriction Period, (i) all vesting with respect to the Restricted Stock shall cease, and (ii) as soon as practicable following such termination, the Company shall repurchase from the Participant, and the Participant shall sell, any unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to zero, such unvested shares of Restricted Stock shall be forfeited by the Participant to the Company for no consideration as of the date of such termination.

-10

(iv) Shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine in accordance with applicable law. Unless otherwise determined by the Board, share of Restricted Stock shall be held in book entry form rather than represented by certificates registered in the name of a Participant. If certificates representing Restricted Stock are registered in the name of a Participant, the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

SECTION 7. Other Share-Based Awards. The Board is authorized, subject to limitations under applicable law and the other terms of the Plan, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares (including, without limitation, restricted stock units, stock appreciation rights, and/or unrestricted shares of Common Stock), as deemed by the Board to be consistent with the purposes of the Plan. Each Award granted pursuant to this Section 7 (other than an award of unrestricted shares of Common Stock) shall be evidenced by an Award Agreement in the form that is approved by the Board and that is not inconsistent with the terms and conditions of the Plan.

SECTION 8. Provisions Relating to Common Stock.

(a) Stockholders Agreement. As a condition of the receipt of Shares pursuant to any Award granted under the Plan, the Board may require a Participant to execute, and become a party to, a stockholders agreement or such other documentation which shall set forth certain restrictions on transferability of the Shares acquired pursuant to the Plan, a right of first refusal of the Company with respect to the Shares acquired pursuant to the Plan and such other terms and conditions (including, without limitation, call rights and drag-along rights) as the Board shall from time to time establish with respect to the Shares acquired pursuant to the Plan (a “Stockholders Agreement”). If a Participant executes and becomes a party to the Stockholders Agreement, the remaining provisions of this Section 8 shall be of no force or effect with respect to such Participant, and the Stockholders Agreement shall govern and control.

(b) Prohibition on Transfers. Except as otherwise approved by the Board or as provided pursuant to subsections (c) through (f) below, Shares acquired by a Participant pursuant to any Award granted under the Plan may not be sold, transferred or otherwise disposed of prior to an IPO. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

-11

(c) Permitted Transfers. Shares acquired by a Participant pursuant to any Award granted under the Plan may be transferred in connection with a Permitted Transfer; provided, however, that it shall be a condition of each such Permitted Transfer, that (i) the transferee agrees to be bound by the terms of the Plan and the applicable Award Agreement as though no such transfer had taken place, and (ii) the Participant has complied with all applicable law in connection with such transfer.

(d) Right of First Refusal.

(i) If, at any time prior to the date of consummation of an IPO, any Participant desires to Transfer any Shares acquired pursuant to an Award (other than pursuant to subsections (c), (e) or (f) of this Section 8), such Participant (the “Selling Participant”) shall first obtain a bona fide written offer which such Selling Participant desires to accept (the “Outside Offer”) to purchase all or any portion of such Selling Participant’s Shares for a fixed cash price payable in full at the closing of such transaction. The Outside Offer shall set forth its date, the proposed purchase price, the number of Shares that are proposed to be purchased (the “Offered Stock”) and the other terms and conditions upon which the purchase is proposed to be made, as well as the name and address of the prospective purchaser (together with and all other Persons proposed to have a beneficial interest in such Stock). The Selling Participant shall transmit a copy of the Outside Offer to the Company within twenty (20) days after the Selling Participant’s receipt of the Outside Offer.

(ii) As a result of the foregoing transmittal of the Outside Offer, the Selling Participant shall be deemed to have offered in writing to sell all, but not less than all, of the Offered Stock to the Company (or its assigns) at the price and upon the terms set forth in the Outside Offer. For a period of twenty (20) days after such deemed offer by the Selling Participant to the Company, the Company (and its assigns) shall have the option, exercisable by written notice to the Selling Participant, to accept the Selling Participant’s offer, in whole and not in part, as to the Offered Stock.

(iii) If, at the end of the period described in clause (ii) above, the Company (and its assigns) has not exercised its respective option to purchase all of the Offered Stock, the Selling Participant shall be free for a period of forty-five (45) business days thereafter to transfer all, but not less than all, of the Offered Stock to the Prospective Purchaser at the price and upon the terms and conditions set forth in the Outside Offer. If such Offered Stock is not so transferred within the aforementioned forty-five (45) business day period, the Selling Participant shall not be permitted to sell such Offered Stock without again complying with this subsection (d).

(e) Drag-Along Rights.

(i) If the holders of a majority of the Shares (the “Majority Holders”) wish to (A) Transfer in a bona fide arms’ length sale all of their Shares to any Person or Persons who are not Affiliates of the Company or the Majority Holders, (B) approve any merger of the Company with or into any other Person who is not an Affiliate of the Company or the Majority Holders, or (C) approve any sale of all or substantially all of the Company’s assets to any Person or Persons who are not Affiliates of the Company or the Majority Holders (for purposes of this Section 8(e), such Person or Persons shall be referred to as the “Proposed Transferee”), the Majority Holders shall have the right (for purposes of this Section 8(e), the “Drag-Along Right”) to (x) in the case of a Transfer of the type referred to in clause (A), require each Participant to sell to the Proposed

-12

Transferee all Shares subject to Award (including any Options or other Award subject to exercise) for the same per share consideration as proposed to be received by the Majority Holders (less, in the case of Options or other Award subject to exercise, the applicable exercise price for such Award) or (y) in the case of a merger or sale of assets referred to in clauses (B) or (C) above, require each Participant to vote all Shares then owned by such Participant in favor of such transaction. Each Participant agrees to take all steps necessary to enable such Participant to comply with the provisions of this Section 8(e) to facilitate the Majority Holder’s exercise of a Drag-Along Right.

(ii) To exercise a Drag-Along Right, the Majority Holders shall give each Participant a written notice (for purposes of this Section 8(e), a “Drag-Along Notice”) containing (1) the name and address of the Proposed Transferee and (2) the proposed purchase price, terms of payment and other material terms and conditions of the Proposed Transferee’s offer. Each Participant shall thereafter be obligated to sell its Shares (including any warrants or options held by such Participant) to the Proposed Transferee or vote its shares of Stock in favor of the proposed transaction, as the case may be provided that the sale to the Proposed Transferee or the merger or asset sale, as applicable, is consummated within one hundred eighty (180) days of delivery of the Drag-Along Notice. If the sale to the Proposed Transferee or the merger or asset sale is not consummated within such 180-day period, then each Participant shall no longer be obligated to sell such Participant’s Shares or vote for such merger or asset sale pursuant to that specific Drag-Along Right but shall remain subject to the provisions of this Section 8(e).

(iii) Notwithstanding anything contained in this Section 8(e), in the event that all or a portion of the purchase price consists of securities and the sale of such securities to the Participant would require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any state securities law, then, at the option of the Majority Holders, the Participants may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Board.

(f) Repurchase Rights Upon Termination of Employment or Other Service.

(i) If, prior to the date of consummation of an IPO, a Participant’s employment or other service with the Company or its Affiliates terminates for any reason then, at any time prior to the expiration of the Repurchase Right Exercise Period, the Company (and its assigns) shall have the right to repurchase the Shares received pursuant to Awards granted hereunder at a per share price equal to the Repurchase Price (the “Repurchase Right”). The Repurchase Right shall be exercisable upon written notice to a Participant indicating the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than sixty (60) days after the date of such notice. Any certificates representing the Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Notwithstanding anything contained in this subsection (i) to the contrary, except due to unforeseen circumstances, the Company shall not exercise the Repurchase Right on or prior to the six-month anniversary of the date upon which a Participant received the Shares.

-13

(ii) If the Company (or its assigns) exercises the Repurchase Right following the termination of a Participant’s employment or other service for any reason other than termination by the Company or its Affiliates for Cause, the aggregate Repurchase Price shall be paid in a lump-sum at the time of repurchase.

(iii) If the Company (or its assigns) exercises the Repurchase Right following a Participant’s termination of employment or other service by the Company or its Affiliates for Cause, the Company shall be permitted to issue a promissory note equal to the aggregate Repurchase Price in lieu of a cash payment; provided, however, that such promissory note shall have a maturity date that does not exceed three (3) years from the date of such repurchase, shall bear simple interest of not less than the prime rate in effect on the date of such repurchase (as determined in good-faith by the Company), and shall be payable as to interest in equal monthly installments during the term of the note and as to principal on the maturity date.

(g) Effective of IPO. Notwithstanding the foregoing, unless otherwise determined by the Board, the provisions of this Section 8 shall cease to apply on and after the date of an IPO.

SECTION 9. Competitive Activities. Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided by the Board in an Award Agreement, in the event that a Participant engages in any Competitive Activity during the term of such Participant’s employment or other service with the Company or its Affiliates or during the six (6) month period following such Participant’s termination of employment or other service with the Company or its Affiliates for any reason, the Board may determine, in its sole discretion, to (a) require all Awards held by such Participant to be immediately forfeited and returned to the Company without additional consideration, (b) require all Shares acquired upon the vesting and/or exercise of Awards within the twelve (12) month period prior to the date of such Competitive Activity to be immediately forfeited and returned to the Company without additional consideration, and (c) to the extent that such Participant received any profit from the sale of any Shares underlying an Award within the twelve (12) month period prior to the date of such Competitive Activity, require that such Participant promptly repay to the Company any profit received pursuant to such sale.

SECTION 10. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3(d) of the Plan, no amendment, alteration or discontinuation will be made which would adversely effect the rights of a Participant with respect to an Award, without that Participant’s consent, or which, without the approval of such amendment within one year of its adoption by the Board, by the Company’s stockholders in a manner consistent with Section 1.422-5 of the Treasury Regulations, would: (i) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(c)), or (ii) change the persons or class of persons eligible to receive Awards.

SECTION 11. Unfunded Status of Plan. The Plan is intended to be “unfunded.” With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards.

-14

SECTION 12. Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of (i) Code Section 424(a) in the case of an Incentive Stock Option, and (ii) Code Section 409A in the case of a Non-Qualified Stock Option. Shares of capital stock underlying Substitute Options shall not constitute Shares issued pursuant to the Plan for any purpose.

SECTION 13. General Provisions.

(a) Compliance with Securities Laws. The Board shall condition any Award upon compliance with applicable securities laws. The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with applicable securities laws. All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) No Limitations. Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) No Employment or Other Service Rights. Neither the adoption of the Plan nor the execution of any document in connection with the Plan will (i) confer upon any person any right to continued employment or engagement with the Company or any of its Affiliate, or (ii) interfere in any way with the right of the Company or any Affiliate to terminate the employment of any of its employees at any time.

(d) Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

-15

(e) Section 409A. To the extent applicable, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code. Any provision in the Plan or an Award that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. Notwithstanding the foregoing, any tax liabilities arising under Section 409A of the Code will be solely the responsibility of the affected Participants.

(f) Lock-Up. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

(g) Foreign Laws. The Board may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident or primarily employed outside of the United States in any manner deemed by the Board to be necessary or appropriate in order that such Award shall conform to laws, regulations and customs of the country in which the Participant is then a resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such Award to a Participant who is a resident or primarily employed in the United States.

SECTION 14. Effective Date of Plan. Subject to the approval of the Plan by the Company’ stockholders within twelve (12) months of the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board. In the absence of such stockholder approval, any Incentive Stock Option granted prior to the expiration of such 12- month period shall be treated for all purposes as a Non-Qualified Option.

SECTION 15. Term of Plan. The Plan will continue in effect until terminated in accordance with Section 10; provided, however, that no Incentive Stock Option will be granted hereunder on or after the 10th anniversary of the earlier of: (a) the date of the Plan’s adoption by the Board; or (b) the date of stockholder approval of the Plan (or, if the stockholders approve an amendment that increases the number of shares subject to the Plan, the 10th anniversary of the date of such approval); but provided further, that Incentive Stock Options granted prior to such 10th anniversary may extend beyond that date.

-16

SECTION 16. Invalid Provisions. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 17. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

SECTION 18. Board Action. Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by: (a) the Certificate of Incorporation of the Company (as may be amended and/or restated from time to time); (b) the Bylaws of the Company (as may be amended and/or restated from time to time); and (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as may be amended from time to time).

* * * *

-17

AMENDMENT NO. 1

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

February 15, 2012

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company originally reserved 5,552,194 shares of common stock of the Company (the “Common Stock”) for issuance under the Plan;

WHEREAS, the Board of Directors (the “Board”) desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders;

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“Shares Subject to the Plan. The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 7,352,194, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

-18

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

BY:	/s/ Ragy Thomas
Name:	Ragy Thomas
Title:	Chief Executive Officer

-19

AMENDMENT NO. 2

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

February 5, 2013

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan;

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders;

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 12,017,729, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

BY:	/s/ Ragy Thomas
Name:	Ragy Thomas
Title:	Chief Executive Officer

AMENDMENT NO. 3

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

March 24, 2015

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 5,552,194 shares to 7,352,194 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 2, dated as of February 5, 2013, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 7,352,194 shares to 12,017,729 shares;

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders;

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 12,944,005, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

By:	/s/ Chris Lynch
Name:	Chris Lynch
Title:	Chief Financial Officer

[Signature Page to Amendment No. 3 to Sprinklr, Inc. 2011 Equity Incentive Plan]

-2

AMENDMENT NO. 4

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

June 16, 2016

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 5,552,194 shares to 7,352,194 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 2, dated as of February 5, 2013, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 7,352,194 shares to 12,017,729 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 3, dated as of March 24, 2015, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 12,017,729 shares to 12,944,005 shares;

WHEREAS, pursuant to the Second Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Company, the Company effected a three-for-one (3:1) forward stock split of all the Company’s issued and outstanding capital stock on October 15, 2015, increasing the number of shares reserved under the Plan from 12,944,005 shares to 38,832,015 shares;

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders;

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows: “The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 40,767,621, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

By:	/s/ Chris Lynch
Name:	Chris Lynch
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Sprinklr, Inc. 2011 Equity Incentive Plan]

AMENDMENT NO. 5

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

March 16, 2017

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 5,552,194 shares to 7,352,194 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 2, dated as of February 5, 2013, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 7,352,194 shares to 12,017,729 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 3, dated as of March 24, 2015, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 12,017,729 shares to 12,944,005 shares;

WHEREAS, pursuant to the Second Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Company, the Company effected a three-for-one (3:1) forward stock split of all the Company’s issued and outstanding capital stock on October 15, 2015, increasing the number of shares reserved under the Plan from 12,944,005 shares to 38,832,015 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 4, dated as of June 16, 2016, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 38,832,015 shares to 40,767,621 shares;

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders;

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 44,767,621, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

By:	/s/ Chris Lynch
Name:	Chris Lynch
Title:	Chief Financial Officer

[Signature Page to Amendment No. 5 to Sprinklr, Inc. 2011 Equity Incentive Plan]

AMENDMENT NO. 6

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

May 24, 2018

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 5,552,194 shares to 7,352,194 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 2, dated as of February 5, 2013, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 7,352,194 shares to 12,017,729 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 3, dated as of March 24, 2015, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 12,017,729 shares to 12,944,005 shares;

WHEREAS, pursuant to the Second Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Company, the Company effected a three-for-one (3:1) forward stock split of all the Company’s issued and outstanding capital stock on October 15, 2015, increasing the number of shares reserved under the Plan from 12,944,005 shares to 38,832,015 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 4, dated as of June 16, 2016, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 38,832,015 shares to 40,767,621 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 5, dated as of March 16, 2017, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 40,767,621 shares to 44,767,621 shares

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders;

NOW, THEREFORE, the Plan is amended as follows:

AMENDMENT NO. 7

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

March 18, 2019

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 5,552,194 shares to 7,352,194 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 2, dated as of February 5, 2013, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 7,352,194 shares to 12,017,729 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 3, dated as of March 24, 2015, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 12,017,729 shares to 12,944,005 shares;

WHEREAS, pursuant to the Second Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Company, the Company effected a three-for-one (3:1) forward stock split of all the Company’s issued and outstanding capital stock on October 15, 2015, increasing the number of shares reserved under the Plan from 12,944,005 shares to 38,832,015 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 4, dated as of June 16, 2016, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 38,832,015 shares to 40,767,621 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 5, dated as of March 10, 2017, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 40,767,621 shares to 44,767,621 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 6, dated as of May, 9, 2018, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 44,767,621 shares to 48,767,621 shares;

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 68,767,621, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

By:	/s/ Chris Lynch
Name:	Chris Lynch
Title:	Chief Financial Officer

[Signature Page to Amendment No. 7 to Sprinklr, Inc. 2011 Equity Incentive Plan]

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 48,767,621, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

By:	/s/ Chris Lynch
Name:	Chris Lynch
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Sprinklr, Inc. 2011 Equity Incentive Plan]

AMENDMENT NO. 8

TO

SPRINKLR, INC.

2011 EQUITY INCENTIVE PLAN

April 7, 2020

WHEREAS, Sprinklr, Inc. (the “Company”) sponsors and maintains the Sprinklr, Inc. 2011 Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 1, dated as of February 15, 2012, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 5,552,194 shares to 7,352,194 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 2, dated as of February 5, 2013, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 7,352,194 shares to 12,017,729 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 3, dated as of March 24, 2015, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 12,017,729 shares to 12,944,005 shares;

WHEREAS, pursuant to the Second Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Company, the Company effected a three-for-one (3:1) forward stock split of all the Company’s issued and outstanding capital stock on October 15, 2015, increasing the number of shares reserved under the Plan from 12,944,005 shares to 38,832,015 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 4, dated as of June 16, 2016, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 38,832,015 shares to 40,767,621 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 5, dated as of March 10, 2017, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 40,767,621 shares to 44,767,621 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 6, dated as of May, 9, 2018, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 44,767,621 shares to 48,767,621 shares;

WHEREAS, the Company previously amended the Plan pursuant to that certain Amendment No. 7, dated as of March 18, 2019, amending Section 3(a) of the Plan, increasing the number of shares reserved under the Plan from 48,767,621 shares to 68,767,621 shares;

WHEREAS, Section 10 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan in the manner hereinafter provides subject to approval by the Company’s stockholders.

NOW, THEREFORE, the Plan is amended as follows:

1. Amendment to Section 3(a). Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be subject to Awards under the Plan is 83,767,621, all of which may be issued in respect of Incentive Stock Options. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.”

2. Except as set forth herein, the Plan shall remain in full force and effect without modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

SPRINKLR, INC.

By:	/s/ Chris Lynch
Name:	Chris Lynch
Title:	Chief Financial Officer

[Signature Page to Amendment No. 7 to Sprinklr, Inc. 2011 Equity Incentive Plan]

3